UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2006

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)
Registrant’s telephone number, including area code: (804) 747-0422
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.	Explanatory Note. On October 20, 2006, CarMax, Inc. (the “Company”) filed a Current Report on Form 8-K that disclosed the execution of the CarMax, Inc. Employment Agreement for Executive Officer, dated October 17, 2006, between the Company and Thomas J. Folliard, the Company’s President and Chief Executive Officer (the “Agreement”). A copy of the Agreement was filed as Exhibit 10.1 thereto.
The purpose of this Current Report on Form 8-K/A is to correct a formatting error that affected the numbering of certain Article and Section headings in Exhibit 10.1 as filed on October 20, 2006. The correct Agreement is filed as Exhibit 10.1 hereto.

Exhibit Number	Description of Exhibit

10.1	CarMax, Inc. Employment Agreement for Executive Officer, dated as of October 17, 2006, between CarMax, Inc. and Thomas J. Folliard *

10.2	Form of Notice of Stock Option Grant between CarMax, Inc. and certain named and other executive officers **

*	Filed herewith.
**	Filed with original Form 8-K on October 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC. (Registrant)
Dated: October 23, 2006	By:	/s/ Michael K. Dolan
Michael K. Dolan
Senior Vice President and Chief Information Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	CarMax, Inc. Employment Agreement for Executive Officer, dated as of October 17, 2006, between CarMax, Inc. and Thomas J. Folliard *

10.2	Form of Notice of Stock Option Grant between CarMax, Inc. and certain named and other executive officers **

*	Filed herewith.
**	Filed with original Form 8-K on October 20, 2006.